Eaton Vance Government Obligations Fund
Class A Shares - EVGOX      Class B Shares - EMGOX      Class C Shares - ECGOX
Class I Shares - EIGOX      Class R Shares - ERGOX
A diversified fund seeking high current return

Eaton Vance High Income Opportunities Fund Class A Shares - ETHIX Class B Shares - EVHIX lass C Shares - ECHIX lass I Shares - EIHIX A diversified fund seeking a high level of current income

Eaton Vance Low Duration Fund Class A Shares - EALDX Class B Shares - EBLDX Class C Shares - ECLDX Class I Shares - EILDX A diversified fund seeking total return

Prospectus Dated March 1, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents

Fund Summaries	3
Government Obligations Fund	3
High Income Opportunities Fund	7
Low Duration Fund	12
Important Information Regarding Fund Shares	16
Investment Objectives & Principal Policies and Risks	17
Management and Organization	24
Valuing Shares	25
Purchasing Shares	26
Sales Charges	29
Redeeming Shares	31
Shareholder Account Features	32
Additional Tax Information	33
Financial Highlights	35
Government Obligations Fund	35
High Income Opportunities Fund	38
Low Duration Fund	40
Appendix A - Credit Quality	42
Further Information About The Portfolios	43

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Prospectus dated March 1, 2011

Fund Summaries

Eaton Vance Government Obligations Fund

Investment Objective

The Fund’s investment objective is to provide a high current return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of this Prospectus and page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R

Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a	0.50%
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.15%	1.90%	1.90%	0.90%	1.40%

(1) Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$587	$823	$1,078	$1,806	$587	$823	$1,078	$1,806
Class B shares	$693	$997	$1,226	$2,027	$193	$597	$1,026	$2,027
Class C shares	$293	$597	$1,026	$2,222	$193	$597	$1,026	$2,222
Class I shares	$92	$287	$498	$1,108	$92	$287	$498	$1,108
Class R shares	$143	$443	$766	$1,680	$143	$443	$766	$1,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities (the "80% Policy"). The Fund invests primarily in mortgage-backed securities (“MBS”) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or privately issued but collateralized by fixed or adjustable rate mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. When investing in MBS, the Fund currently focuses on so-called “seasoned

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Prospectus dated March 1, 2011

MBS.” The Fund also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”). While such issuers may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Department of the Treasury. The Fund’s shares are not guaranteed by the U.S. Government.

The Fund may engage in short sales of securities. No more than 25% of its assets will be subject to short sales at any one time. The Fund may take short or long positions with regard to certain Markit indices, which are synthetic total return swap indices. The Fund may seek to earn income and to enhance total return by lending portfolio holdings to broker-dealers or other institutional borrowers. The Fund may invest the collateral received from loans in securities in which it may invest. The portfolio manager also uses active management techniques (such as derivatives, securities lending, short sales, mortgage dollar roll transactions and forward commitments and any combination thereof) and may borrow from banks for investment purposes.

Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies and other instruments and interest rate, credit default, inflation and total return swaps. The Fund may use interest rate swaps and options on interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of its holdings.

The Fund’s investments are generally held for the long term. The portfolio manager seeks to purchase securities believed to be the best relative value with regard to price, yield, and expected total return in relation to available bonds in the approved markets. Investment decisions are made primarily on the basis of fundamental research and relative value. The portfolio manager may sell a security when it no longer represents the best relative value and the fundamental research or cash needs dictate.

The Fund primarily invests its assets in Government Obligations Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Securities with longer maturities are more sensitive to changes in interest rates than securities with shorter maturities, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk. Income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

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Prospectus dated March 1, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Borrowing Risk. Borrowing to increase investments may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp decline in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

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Prospectus dated March 1, 2011

During the ten years ended December 31, 2010, the highest quarterly total return for Class A was 4.78% for the quarter ended September 30, 2001, and the lowest quarterly return was –1.06% for the quarter ended June 30, 2004. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 2.56%, for Class B shares was 2.00%, for Class C shares was 1.94%, for Class I shares was 2.88% and for Class R shares was 2.49%. For current yield information call 1-800-262-1122..

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	–0.57%	4.65%	4.41%
Class A Return After Taxes on Distributions	–1.93%	2.88%	2.22%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–0.31%	2.94%	2.43%
Class B Return Before Taxes	–1.42%	4.54%	4.13%
Class C Return Before Taxes	2.59%	4.85%	4.11%
Class I Return Before Taxes	4.61%	5.74%	4.96%
Class R Return Before Taxes	4.09%	5.37%	4.71%
Barclays Capital U.S. Intermediate Government Index (reflects no deduction for fees, expenses or taxes)	4.98%	5.41%	5.11%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class R and Class I performance shown above for the periods prior to August 12, 2005 and April 3, 2009 (commencement of operations for such class, respectively) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for Barclays Capital U.S. Intermediate Government Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Portfolio is managed by Susan Schiff, Vice President of BMR, who has managed the Portfolio since its inception in 1992.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 16 of this Prospectus.

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Prospectus dated March 1, 2011

Eaton Vance High Income Opportunities Fund

Investment Objectives

The Fund’s primary investment objective is to provide a high level of current income. The Fund seeks growth of capital as a secondary investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of this Prospectus and page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	0.58%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.79%	0.79%

(1) Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$576	$790	$1,022	$1,686	$576	$790	$1,022	$1,686
Class B shares	$682	$963	$1,170	$1,908	$182	$563	$970	$1,908
Class C shares	$282	$563	$970	$2,105	$182	$563	$970	$2,105
Class I shares	$81	$252	$439	$978	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in fixed-income securities, including preferred stocks (many of which have fixed maturities), senior and subordinated floating rate loans and convertible securities. The Fund invests primarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”). The Fund invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly-leveraged transactions. The Fund normally invests primarily in bonds rated in the lowest investment grade category or below by Moody’s Investors Service, Inc. ("Moody’s") or BBB and below by Standard & Poor’s Ratings Group ("S&P") and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. The Fund may invest up to 15% of its total assets in convertible securities. The Fund may also purchase securities that make “in-kind“ interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Fund may invest up to 25% of its total assets in foreign and emerging market securities, which are predominantly U.S. dollar denominated and up to 5% of its total assets in non-U.S. dollar denominated investments. With respect to non-U.S. dollar denominated securities, the Fund may hedge currency fluctuations by entering into forward foreign currency exchange contracts. Under normal circumstances, the Fund will generally hold well in excess

Eaton Vance Fixed Income Funds 7 Prospectus dated March 1, 2011 of 100 securities, which may help reduce investment risk. The Fund may invest up to 15% of its total assets in equity securities and up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies. The Fund will utilize short sales and repurchase agreements.

The Fund may engage in derivative transactions. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices, currencies and other instruments, interest rate, credit default, inflation and total return swaps, forward rate contracts and credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to seek to shorten the average interest rate re-set time of its holdings. It is anticipated that the Fund may have net economic leverage of up to 20% through the use of credit default swaps. High Income Opportunities Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

The Fund’s investments are actively managed and securities may be bought and sold on a daily basis. The investment adviser’s staff monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. The portfolio managers attempt to improve yield and preserve and enhance principal value through timely trading. The portfolio managers also consider the relative value of securities in the marketplace in making investment decisions.

The Fund currently invests its assets in High Income Opportunities Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives and policies as the Fund.

Principal Risks

Risk of Lower Rated Investments. Investments rated below investment grade (i.e., bonds rated lower than Baa by Moody’s and lower than BBB by S&P and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Fixed Income and Convertible Security Risk. The Fund’s shares may be sensitive to increases in prevailing interest rates and the creditworthiness of issuers. Fixed-income securities rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Credit Risk. Income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

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Risks of Deep Discount Bonds. Deep Discount Bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on these investments and is required to distribute its income each year. The Fund may be required to sell securities to obtain cash needed for income distributions. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Bonds that make "in-kind" interest payments, as well as bonds that do not pay income currently or do not make regular interest payments, may experience greater volatility in response to interest rate changes.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Borrowing Risk. Borrowing to increase investments may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Interest Rate Risk. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foregn securities including political and economic risks. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Risk of Senior Loans. Risks of investments in Senior Loans are similar to the risks of lower rated securities, although interest rate risk may be reduced because Senior Loan rates generally are adjusted for changes in short-term interest rates. Junior Loans are subject to the same general risks. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to

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Prospectus dated March 1, 2011

previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall. Depositary receipts are subject to many of the risks associated with investing in foreign securities including political and economic risks.

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Risks of Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp decline in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class B was 26.11% for the quarter ended June 30, 2009, and the lowest quarterly return was –29.22% for the quarter ended December 31, 2008. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 6.41%, for Class B shares was 6.03%, for Class C shares was 6.00% and for Class I shares was 6.93%. For current yield information call 1-800-262-1122.

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Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	10.27%	5.39%	6.51%
Class B Return Before Taxes	10.04%	5.40%	6.56%
Class B Return After Taxes on Distributions	6.91%	2.27%	3.31%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	6.39%	2.68%	3.55%
Class C Return Before Taxes	14.07%	5.63%	6.53%
Class I Return Before Taxes	16.43%	6.56%	7.08%
BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	15.19%	8.82%	8.60%
BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	15.07%	8.83%	8.76%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class A performance shown above for the period prior to March 11, 2004 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in the expenses of the classes) and the Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any other differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for BofA Merrill Lynch U.S. High Yield Index and BofA Merrill Lynch U.S. High Yield Constrained Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Managers

Michael Weilheimer, Vice President of BMR, has managed or co-managed the Portfolio since 1996.

Thomas Huggins, Vice President of BMR, has co-managed the Portfolio since 2000.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 16 of this Prospectus.

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Eaton Vance Low Duration Fund

Investment Objective

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 29 of this Prospectus and page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	3.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.85%	n/a
Other Expenses	0.13%	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(2)	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	0.95%	1.70%	1.55%	0.70%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolios.
(2)	Reflects the Fund’s allocable share of the advisory fees and other expenses of the Portfolios in which it invests. Of this amount, advisory fees were 0.51%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$320	$521	$739	$1,365	$320	$521	$739	$1,365
Class B shares	$473	$736	$837	$1,459	$173	$536	$837	$1,459
Class C shares	$258	$490	$845	$1,845	$158	$490	$845	$1,845
Class I shares	$72	$224	$390	$871	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in securities issued by the U.S. Government (or its agencies and instrumentalities) and at least 90% of the Fund’s net assets is invested in investment grade securities. The Fund may invest up to 10% of its net assets in securities in any ratings category. The Fund’s dollar-weighted average duration will not exceed three years. Investment grade securities may include daily cash balances invested in an affiliated money market fund or similar fund.

The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its investment objective by investing its assets in one or more of the following registered investment companies (each, a “Portfolio”) managed by Eaton Vance Management or its affiliates: Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio. Each Portfolio is described in Further Information About The Portfolios. The percentage of the Fund’s net assets invested in investment grade securities will be determined based on the Fund’s allocable shares of Portfolio net assets invested in investment grade securities.

  Investment Portfolio invests in a broad range of fixed income securities, including mortgage-backed securities ("MBS"), U.S. Government obligations (including U.S. Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities), corporate bonds, preferred stocks, asset-backed securities and/ormoney market instruments.

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  Government Obligations Portfolio normally invests primarily in MBS that are either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by fixed or adjustable rate mortgages that are insured, guaranteed or otherwise backed by the U.S. Government or one of its agencies or instrumentalities.
  Floating Rate Portfolio normally invests primarily in interests in Senior Loans of domestic and foreign borrowers denominated in both U.S. and foreign currencies.

The Fund may also invest directly in securities (including derivatives such as futures contracts) to gain exposure to sectors of the market the investment adviser believes may not be represented or underrepresented by the Portfolios, to hedge certain Portfolios and/or to otherwise manage the Fund’s duration or other general market exposures of the Fund. To meet margin requirements of futures investments, the Fund will invest directly in securities such as U.S. Treasury bond or U.S. Government agency mortgage-backed securities. The Fund may also take short or long positions with regard to certain Markit indices which are synthetic total return swap indices.

Each Portfolio may engage in active management techniques (such as derivatives, foreign currency transactions, securities lending, short sales, mortgage dollar roll transactions and forward commitments and any combination thereof) to protect against price or foreign currency fluctuations, to enhance return, as a substitute for the purchase and sale of securities, or to manage duration. Investment Portfolio may borrow from banks for investment purposes.

The Fund may engage in derivative transactions. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; exchange-traded and over-the counter options on securities, indices, currencies and other instruments, and interest rate, credit default, inflation and total return swaps. The Fund may use interest rate swaps and options on interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate rest time of its holdings.

The Fund’s investments are generally held for the long term. The portfolio manager seeks to purchase securities believed to be the best relative value with regard to price, yield, and expected total return in relation to available bonds in the approved markets. Investment decisions are made primarily on the basis of fundamental research and relative value. The portfolio manager may sell a security when it no longer represents the best relative value and the fundamental research or cash needs dictate.

Principal Risks

Duration Risk. Duration measures the expected life of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Securities with longer maturities are more sensitive to changes in interest rates than securities with shorter maturities, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

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Credit Risk. Income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Borrowing Risk. Borrowing to increase investments may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Foreign and Emerging Market Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foregn securities including political and economic risks. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

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Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp decline in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense subsidies during certain periods. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the period from December 31, 2002 through December 31, 2010, the highest quarterly total return for Class A was 2.78% for the quarter ended June 30, 2009, and the lowest quarterly return was –0.49%, for the quarter ended September 30, 2003. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 2.63%, for Class B shares was 1.94%, for Class C shares was 2.09% and for Class I shares was 2.92%. For current yield information call 1-800-262-1122. .

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Life of Fund

Class A Return Before Taxes	0.87%	4.05%	2.98%
Class A Return After Taxes on Distributions	–0.23%	2.46%	1.46%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	0.56%	2.53%	1.64%
Class B Return Before Taxes	–0.57%	3.75%	2.50%
Class C Return Before Taxes	1.57%	3.91%	2.65%
Class I Return Before Taxes	3.45%	4.58%	3.30%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	2.35%	4.18%	3.17%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Fund commenced operations September 30, 2002. Life of Fund returns are calculated from September 30, 2002. The Class I performance shown above for the period prior to May 4, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any other differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for BofA Merrill Lynch 1-3 Year U.S. Treasury Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Manager. The Fund is managed by Susan Schiff, Vice President of BMR, who has managed the Fund since its inception in 2002.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 16 of this Prospectus.

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Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B, Class C and Class R and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), a Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Investment Objectives & Principal Policies and Risks

Each Fund and Portfolio is permitted to engage in the following investment practices to the extent set forth in "Fund Summaries" above. References to the "Fund" below are to each Fund and Portfolios, as applicable.

A statement of the investment objective(s) and principal investment policies and risks of the Fund is set forth above in "Fund Summaries." As noted in "Fund Summaries," each Fund seeks to achieve its investment objective by investing in the Portfolio(s) named therein, which has the same objective and policies as the Fund. Set forth below is additional information about such policies and risks of the Fund described in "Fund Summaries" above. Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Fixed-Income Securities. Fixed-income securities include all types of bonds and notes, such as convertible securities; corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities; loan participations and assignments; delayed funding loans and revolving credit facilities; preferred securities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks. Fixed-income securities are issued by: non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and non-U.S. corporations. Fixed-income securities include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when issued basis. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Mortgage-Backed Securities (“MBS”). MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS”. MBS that are not seasoned MBS are referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature. MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above. Mortgage dollar rolls in which the Fund sells MBS may be sold for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS.

Lower Rated Bonds. Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Credit ratings are based largely on the issuer’s historical financial

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condition and a rating agency’s investment analysis at the time of rating: the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Credit quality in the sectors of the market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security.

Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund’s objective(s) depends more on the investment adviser’s judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. Moreover, the Fund may invest up to 25% of its assets in any one industry, which may expose the Fund to unique risks of that industry. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

Foreign and Emerging Market Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

The Fund may invest in securities and other instruments (including loan participations) issued by sovereign entities. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell. Emerging market countries are also subject to speculative trading which contributes to their volatility.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Costs are incurred in connection with conversions between currencies. The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, "Currency Instruments") to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. to enhance returns or to hedge Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments"). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types

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of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Options on Securities, Indices and Currencies. The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date. If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. The Fund may purchase uncovered put options. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

The Fund may also enter swaptions, which are options giving the option owner the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Futures Contracts. The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps. Credit default swap agreements ("CDS") enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument). The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s

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ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations. The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Inflation Swaps. Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Credit Linked Notes, Credit Options and Similar Investments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including counterparty risk.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. These transactions involve risks, including counterparty risk.

Short Sales. A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Floating Rate Loans. Senior floating-rate loans ("Senior Loans") hold a senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior Loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Junior loans are secured and unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"). Junior Loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

Most loans are lower rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others.

Duration. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from

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maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.

Credit Quality. Rating agencies are private services that provide ratings of the credit quality of certain loans and other income securities. Although the investment adviser considers ratings when making decisions, it performs credit and investment analysis primarily with respect to lower rated securities and generally does not rely on the ratings assigned by the ratings services. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s investment analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB- and Baa3 are within the investment grade rating) for purposes of a Fund’s investment limitations.

Asset-Backed Securities. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities, automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default. Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks described under "Asset-Backed Securities" above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities. The Fund's direct and indirect investments in CMBS will not exceed 25% of its net assets. For the purposes of the Fund's industry concentration policy, CMBS will be categorized based on the underlying assets of the CMBS (retail, office, warehouse, multifamily, defeased collateral, etc.).

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Event-Linked Instruments. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

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U.S. Government Securities. U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Equity Investments. Equity investments include U.S. and non-U.S. common stocks, interests in baskets or indices of equity securities, income or non-income producing equity securities or warrants and equity securities received upon conversion of convertible securities, such as convertible bonds.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by municipalities and agencies and authorities established by those municipalities. Municipal debt may be used for a wide variety of public and private purposes, and the interest thereon may or may not be subject to U.S. federal income tax. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

Repurchase Agreements. A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements which mature in more than seven days will be treated as illiquid. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to the repurchase price (equal to 90% of such price for High Income Opportunities Fund) during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. The Fund’s investments in repurchase agreements are subject to the requirements of the Investment Company Act of 1940, as amended.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

Cash and Cash Equivalents. The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment vehicle that invests in such instruments, for cash management purposes. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.

Forward Commitments. Fixed-income securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

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Securities Lending. The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans only will be made when the investment adviser believes that the expected returns, net of expenses, justifies the attendant risks. The Fund may engage in securities lending for total return as well as for income, and expects to invest the collateral received from loans in securities in which the Fund may invest. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. This risk is substantially the same as that incurred through investment leverage. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

Pooled Investment Vehicles. Subject to applicable limitations, the Fund may invest in pooled investment vehicles, including open and closed-end investment companies unaffiliated with the investment adviser and exchange-traded funds. The market for common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the value of the fund’s underlying portfolio assets. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests. To the extent they exceed 0.01%, the costs associated with such investments will be reflected in Acquired Fund Fees and Expenses in the Annual Fund Operating Expenses in Fund Summaries.

Borrowing. The Fund is authorized to borrow in accordance with applicable regulations to increase assets. The Fund will borrow for the purpose of acquiring additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. The Fund also may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and settle transactions). Fund borrowings may be equal to as much as 50% of the value of its net assets (not including such borrowings). The Fund is authorized to participate in non-recourse lending programs. The Fund intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment.

As prescribed by applicable regulations, the Fund will be required to maintain a specified level of asset coverage with respect to any bank borrowing immediately following any such borrowing. The Fund may be required to dispose of investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Fund may be required to maintain asset coverage levels that are more restrictive than the provisions of the 1940 Act in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

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Investing in the Portfolios. Because the advisory fee paid by each Portfolio differs, a Fund that invests in more than one Portfolio has the potential for a conflict of interest with the investment adviser in that assets could be allocated to a Portfolio for the reason that it has a higher advisory fee. However, in making allocation determinations, the portfolio manager is expressly forbidden from considering the fee payable by the Portfolios, and must make determinations only on the basis of the best interests of the Fund and its shareholders. The Fund may be one of several investors in a Portfolio. Actions taken by other investors may adversely affect the Fund and its shareholders.

Portfolio Turnover. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

General. Unless otherwise stated, the Funds’ investment objectives and certain other policies may be changed without shareholder approval. Any proposed material change in the investment objective will be submitted to shareholders for their approval. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change and, for the purpose of such policy, net assets include any assets purchased with borrowings for investment purposes.

Management and Organization

Management. Each Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at Two International Place, Boston, MA 02110. Eaton Vance serves as investment adviser to Low Duration Fund. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $185 billion on behalf of mutual funds, institutional clients and individuals. Each investment adviser manages investments pursuant to an investment advisory agreement. Each Fund is allocated its pro rata share of the advisory fee paid by the Portfolio(s) in which it invests. Information about portfolio managers and advisory fees is set forth below.

Floating Rate Portfolio. Under Floating Rate Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of the Portfolio up to $1 billion, which fee is reduced on assets of $1 billion and more as follows:

Annual
Average Daily Net Assets for the Month	Fee Rate

$1 billion but less than $2 billion	0.525%
$2 billion but less than $5 billion	0.500%
$5 billion but less than $10 billion	0.480%
$10 billion and over	0.460%

If the Portfolio’s average daily net assets exceed $5 billion but are less than $10 billion, the fee remains at 0.480%; however, if average daily net assets exceed $10 billion, the fee is equivalent to 0.460%.

For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.52%. Scott H. Page and Craig P. Russ, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of the Floating Rate Portfolio since inception and November 7, 2007, respectively. Messrs. Page and Russ also manage other floating rate loan portfolios.

Government Obligations Portfolio. Under Government Obligations Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.75% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually of average daily net asset of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions cannot be terminated or decreased without the express consent of the Portfolio’s Board of Trustees and its shareholders and are intended to continue indefinitely. For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.71%.

Susan Schiff is portfolio manager of Government Obligations Portfolio. Ms. Schiff has managed the Portfolio since it commenced operations. Ms. Schiff is a Vice President of Eaton Vance and BMR and manages other Eaton Vance portfolios.

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High Income Opportunities Portfolio. Under High Income Opportunities Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories:

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $500 million	0.300%	3.00%
2	$500 million but less than $1 billion	0.275%	2.75%
3	$1 billion but less than $1.5 billion	0.250%	2.50%
4	$1.5 billion but less than $2 billion	0.225%	2.25%
5	$2 billion but less than $3 billion	0.200%	2.00%
6	$3 billion and over	0.175%	1.75%

For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.58%.

Michael Weilheimer and Thomas Huggins co-manage High Income Opportunities Portfolio. Mr. Weilheimer has managed the Portfolio since January 1, 1996. Thomas Huggins has co-managed the Portfolio since January 1, 2000. Additional information about Messrs. Weilheimer and Huggins appears under “Boston Income Portfolio” above.

Investment Portfolio. Under Investment Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio. For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio was 0.50%. Susan Schiff is portfolio manager of Investment Portfolio. Additional information about Ms. Schiff appears under “Government Obligations Portfolio” above.

Low Duration Fund. Under the Fund’s investment advisory and administrative agreement, Eaton Vance receives a monthly fee equivalent to 0.15% annually of the average daily net assets of the Fund. Eaton Vance and the Fund entered into a fee reduction agreement pursuant to which Eaton Vance agreed to waive its annual advisory and administration fee in its entirety. This fee waiver cannot be eliminated or decreased without the approval of the Fund’s Board of Trustees and shareholders and is intended to continue indefinitely.

Susan Schiff is portfolio manager of Low Duration Fund. Ms. Schiff has managed or co-managed the Fund since it commenced operations. Additional information about Ms. Schiff appears under “Government Obligations Portfolio” above.

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the investment advisory agreement with regard to Low Duration Fund and each Portfolio.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

As a Portfolio investor, a Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. There may be other Portfolio investors in addition to a Fund.

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Purchase and redemption activities by other Portfolio investors may impact the management of a Portfolio and its ability to achieve its objective(s). Each Fund can withdraw its Portfolio investment at any time without shareholder approval.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the "Exchange") is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of its Portfolio holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order not later than 4:00 p.m. in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Most seasoned 30-year fixed-rate MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate mortgage-backed securities are valued by independent pricing services. The investment adviser uses independent pricing services to value most loans and other debt securities at their market value. In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations. Municipal obligations are normally valued on the basis of valuations furnished by a pricing services. The pricing service considers various factors relating to bonds and market transactions to determine value.

In certain situations, the investment adviser may use the fair value of a security or loan if a security or loan is not priced by a pricing service, the pricing services’ price is deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign loans and securities may trade on days when Fund shares are not priced, the value of securities held by a Fund or Portfolio can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

Class A, Class B, Class C and Class R Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested. For more information about purchasing shares through the Internet, please call 1-800-262-1122.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts (other than for Class I), certain group purchase plans (including tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

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Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone the Shareholder Services Department at 1-800-262-1122 to be assigned an account number. You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). The Shareholder Services Department must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain high yield bonds, certain municipal obligations, Senior Loans, currencies, sovereign debt, and derivative instruments or other obligations not priced by a pricing service) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip exchange (exchanging from one fund to another fund and back again) within 90 days, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in a Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

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The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because each Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by a Fund (e.g., for failure to meet applicable account minimums);
  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
  transactions made by asset allocation and wrap programs where the adviser to the program directs transactions in the accounts participating in the program in concert with changes in a model portfolio; or
  transactions in shares of Eaton Vance U.S. Government Money Market Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% (2.25% for Low Duration Fund). This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 ($100,000 for Low Duration Fund) or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six (four in the case of Low Duration Fund) years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six (four in the case of Low Duration Fund) years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Class B shares automatically convert to Class A shares eight years (four years in the case of Low Duration Fund) after purchase. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases

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of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% (0.85% for Low Duration Fund) annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Class R shares are offered at net asset value with no front-end sales charge to retirement plan clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Retirement plan clients include pension plans (including tax-deferred retirement plans and profit-sharing plans), Individual Retirement Account rollovers and non-qualified deferred compensation programs. Class R shares pay distribution and service fees equal to 0.50% annually of average daily net assets.

Payments to Financial Intermediaries. In addition to payments disclosed under "Sales Charges" below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
For Government Obligations Fund and High Income Opportunities Fund	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	1.00%

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	Sales Charge*	Sales Charge*	Dealer Commission
For Low Duration Fund	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.85%
$1,000,000 or more	0.00**	0.00*	0.75*

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 ($100,000 for Low Duration Fund) or more. Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 ($100,000 for Low Duration Fund) or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge. Class A, Class B and Class C shares are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

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Government Obligations and
High Income Opportunities Fund		Low Duration Fund

Year of Redemption		Year of Redemption
After Purchase	CDSC	After Purchase	CDSC

First or Second	5%	First	3.0%	CDSCs are based on the lower of the net asset value at the
Third	4%	Second	2.5%	time of purchase or at the time of redemption. Shares
Fourth	3%	Third	2.0%	acquired through the reinvestment of distributions are
Fifth	2%	Fourth	1.0%	exempt from the CDSC. Redemptions are made first from
Sixth	1%	Fifth or following	0%	shares that are not subject to a CDSC.
Seventh or following	0%

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years (four years for Low Duration Fund), Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B, Class C and Class R shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% (0.60% for Low Duration Fund’s Class C shares) of average daily net assets annually. Class R shares pay distribution fees of 0.25% annually of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% (3% for Low Duration Fund) and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% (0.50% for Low Duration Fund) of the value of Class C shares in annual distribution fees. Class B, Class C and Class R also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. After the sale of Class R shares, the principal underwriter generally pays service fees to financial intermediaries based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

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Prospectus dated March 1, 2011

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time).

Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in proper form (meaning that it is complete and contains all necessary information) by a Fund’s transfer agent or your financial intermediary. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address). Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail. You may be required to pay the costs of such transaction by a Fund or your bank. No costs are currently charged by a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

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Prospectus dated March 1, 2011

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.

•Partial Reinvest Option •Cash Option •Exchange Option

Dividends are paid in cash and capital gains are reinvested in additional shares.

Distributions are paid in cash.

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may receive the following:

  Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
  Periodic account statements, showing recent activity and total share balance.
  Tax information needed to prepare your income tax returns.
  Proxy materials, in the event a shareholder vote is required.
  Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website 30 days after such month end.. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares".

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account

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Prospectus dated March 1, 2011

will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes may distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Each Fund expects that its distributions will consist primarily of ordinary income. Taxes on distributions of capital gains are determined by how long a Portfolio or Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares in a Fund. A Fund’s distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares. A portion of High Income Opportunities Fund’s distributions may be eligible for the dividends received deduction for corporations.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Low Duration Fund or a Portfolio’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which would decrease Fund returns on such securities. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by Low Duration Fund or a Portfolio. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

Shareholders should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

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Prospectus dated March 1, 2011

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm with the following exceptions: the information for Government Obligations Fund for the year ended October 31, 2006 was audited by another independent registered public accounting firm and the information for Low Duration Fund for the year ended October 31, 2006, with the exception of the Portfolio Turnover of the Fund, was audited by another independent registered public accounting firm. The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Government Obligations Fund

	Year Ended October 31,

	2010					2009

	Class A	Class B	Class C	Class I	Class R	Class A	Class B	Class C	Class I(5)	Class R

Net asset value - Beginning of year	$ 7.540	$ 7.540	$ 7.530	$ 7.540	$ 7.510	$ 7.110	$ 7.110	$ 7.100	$ 7.510	$ 7.090
Income (Loss) From Operations
Net investment income(1)	$ 0.233	$ 0.180	$ 0.176	$ 0.242	$ 0.211	$ 0.267	$ 0.214	$ 0.209	$ 0.133	$ 0.239
Net realized and unrealized gain	0.175	0.173	0.167	0.175	0.177	0.512	0.510	0.515	0.111	0.510
Total income from operations	$ 0.408	$ 0.353	$ 0.343	$ 0.417	$ 0.388	$ 0.779	$ 0.724	$ 0.724	$ 0.244	$ 0.749
Less Distributions
From net investment income	$ (0.303)	$ (0.250)	$ (0.250)	$ (0.321)	$ (0.284)	$ (0.330)	$ (0.278)	$ (0.278)	$ (0.202)	$(0.311)
Tax return of capital	(0.015)	(0.013)	(0.013)	(0.016)	(0.014)	(0.019)	(0.016)	(0.016)	(0.012)	(0.018)
Total distributions	$ (0.318)	$ (0.263)	$ (0.263)	$ (0.337)	$ (0.298)	$ (0.349)	$ (0.294)	$ (0.294)	$ (0.214)	$(0.329)
Net asset value - End of year	$ 7.630	$ 7.630	$ 7.610	$ 7.620	$ 7.600	$ 7.540	$ 7.540	$ 7.530	$ 7.540	$ 7.510
Total Return (2)	5.54%	4.76%	4.63%	5.67%	5.28%	11.11%	10.30%	10.31%	3.29%(6)	10.70%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$668,799	$87,803	$356,084	$49,617	$10,895	$472,147	$126,123	$259,975	$14,879	$ 5,065
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.15%	1.90%	1.90%	0.90%	1.40%	1.16%	1.91%	1.91%	0.91%(7)	1.41%
Net investment income	3.08%	2.39%	2.33%	3.20%	2.80%	3.57%	2.87%	2.80%	3.06%(7)	3.20%
Portfolio Turnover of the Portfolio	22%	22%	22%	22%	22%	28%	28%	28%	28%(8)	28%

(see footnotes on page 37)

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Prospectus dated March 1, 2011

Financial Highlights (continued)

	Government Obligations Fund

	Year Ended October 31,

	2008				2007

	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R

Net asset value - Beginning of year	$ 7.160	$ 7.160	$ 7.150	$ 7.130	$7.200	$ 7.200	$ 7.190	$ 7.170
Income (Loss) From Operations
Net investment income(1)	$ 0.297	$ 0.245	$ 0.243	$ 0.276	$0.300	$ 0.247	$ 0.247	$ 0.280
Net realized and unrealized gain	0.020	0.018	0.020	0.032	0.053	0.053	0.053	0.054
Total income from operations	$ 0.317	$ 0.263	$ 0.263	$ 0.308	$0.353	$ 0.300	$ 0.300	$ 0.334
Less Distributions
From net investment income	$ (0.367)	$ (0.313)	$ (0.313)	$(0.348)	$ (0.391)	$ (0.338)	$ (0.338)	$(0.372)
Tax return of capital	—	—	—	—	(0.002)	(0.002)	(0.002)	(0.002)
Total distributions	$ (0.367)	$ (0.313)	$ (0.313)	$(0.348)	$ (0.393)	$ (0.340)	$ (0.340)	$(0.374)
Net asset value - End of year	$ 7.110	$ 7.110	$ 7.100	$ 7.090	$7.160	$ 7.160	$ 7.150	$ 7.130
Total Return (2)	4.45%	3.67%	3.67%	4.33%	5.05%	4.27%	4.27%	4.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$362,311	$146,987	$171,302	$ 827	$245,687	$162,159	$115,460	$ 245
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.19%	1.94%	1.94%	1.44%	1.22%	1.97%	1.97%	1.47%
Net investment income	4.09%	3.37%	3.35%	3.82%	4.19%	3.45%	3.45%	3.93%
Portfolio Turnover of the Portfolio	19%	19%	19%	19%	23%	23%	23%	23%

(see footnotes on next page)

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Prospectus dated March 1, 2011

Financial Highlights (continued)

	Government Obligations Fund

	Year Ended October 31,

	2006

	Class A	Class B	Class C	Class R

Net asset value - Beginning of year	$ 7.340	$ 7.340	$ 7.340	$ 7.320
Income (Loss) From Operations
Net investment income(1)	$ 0.266	$ 0.213	$ 0.217	$ 0.214
Net realized and unrealized gain	0.037	0.035	0.021	0.060
Total income from operations	$ 0.303	$ 0.248	$ 0.238	$ 0.274
Less Distributions
From net investment income	$ (0.424)	$ (0.369)	$ (0.369)	$(0.405)
Tax return of capital	(0.019)	(0.019)	(0.019)	(0.019)
Total distributions	$ (0.443)	$ (0.388)	$ (0.388)	$(0.424)
Net asset value - End of year	$ 7.200	$ 7.200	$ 7.190	$ 7.170
Total Return (2)	4.28%	3.50%	3.36%	3.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$251,751	$215,850	$129,963	$ 235
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)	1.20%	1.95%	1.95%	1.45%
Net investment income	3.69%	2.95%	2.95%	3.01%
Portfolio Turnover of the Portfolio	2%	2%	2%	2%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	For the period from the commencement of operations, April 3, 2009, to October 31, 2009.
(6)	Not annualized.
(7)	Annualized.
(9)	For the Portfolio’s year ended October 31, 2009.

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Prospectus dated March 1, 2011

Financial Highlights (continued)

	High Income Opportunities Fund

	Year Ended October 31,

	2010				2009

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(6)

Net asset value - Beginning of year	$ 4.020	$ 4.030	$ 4.020	$ 4.020	$3.310	$ 3.300	$ 3.300	$ 3.980
Income (Loss) From Operations
Net investment income(1)	$ 0.346	$ 0.316	$ 0.315	$ 0.353	$0.365	$ 0.345	$ 0.341	$ 0.019
Net realized and unrealized gain	0.385	0.385	0.386	0.398	0.763	0.773	0.767	0.057
Total income (loss) from operations	$ 0.731	$ 0.701	$ 0.701	$ 0.751	$1.128	$ 1.118	$ 1.108	$ 0.076
Less Distributions
From net investment income	$ (0.381)	$ (0.351)	$ (0.351)	$ (0.391)	$ (0.418)	$ (0.388)	$ (0.388)	$(0.036)
Total distributions	$ (0.381)	$ (0.351)	$ (0.351)	$ (0.391)	$ (0.418)	$ (0.388)	$ (0.388)	$(0.036)
Redemption fees(1)	$ 0.000(2)	$ 0.000(2)	$ 0.000(2)	$ 0.000(2)	$0.000(2)	$ 0.000(2)	$ 0.000(2)	$—
Net asset value - End of year	$ 4.370	$ 4.380	$ 4.370	$ 4.380	$4.020	$ 4.030	$ 4.020	$ 4.020
Total Return (3)	19.05%	18.17%	18.21%	19.60%	37.83%	37.31%	36.97%	1.92%(7)
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$264,259	$57,156	$125,403	$58,856	$238,485	$72,245	$115,927	$ 1,099
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	1.04%	1.79%	1.79%	0.79%	1.27%	2.02%	2.02%	1.02%(8)
Net investment income	8.30%	7.58%	7.55%	8.43%	10.93%	10.56%	10.26%	11.17%(8)
Portfolio Turnover of the Portfolio	79%	79%	79%	79%	72%	72%	72%	72%(9)

(see footnotes on next page)

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Prospectus dated March 1, 2011

Financial Highlights (continued)

	High Income Opportunities Fund

	Year Ended October 31,

	2008			2007			2006

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$ 5.130	$5.120	$5.110	$ 5.230	$ 5.220	$ 5.220	$ 5.100	$ 5.080	$ 5.080
Income (Loss) From Operations
Net investment income(1)	$ 0.419	$0.383	$0.383	$ 0.418	$ 0.379	$ 0.378	$ 0.401	$ 0.363	$ 0.363
Net realized and unrealized gain (loss)	(1.823)	(1.826)	(1.816)	(0.105)	(0.107)	(0.116)	0.142	0.149	0.149
Total income (loss) from operations	$ (1.404)	$ (1.443)	$ (1.433)	$ 0.313	$ 0.272	$ 0.262	$ 0.543	$ 0.512	$ 0.512
Less Distributions
From net investment income	$ (0.416)	$ (0.377)	$ (0.377)	$ (0.413)	$ (0.372)	$ (0.372)	$ (0.413)	$ (0.372)	$ (0.372)
Tax return of capital	(0.000)(2)	(0.000)(2)	(0.000)(2)	—	—	—	—	—	—
Total distributions	$ (0.416)	$ (0.377)	$ (0.377)	$ (0.413)	$ (0.372)	$ (0.372)	$ (0.413)	$ (0.372)	$ (0.372)
Redemption fees(1)	$ 0.000(2)	$0.000(2)	$0.000(2)	$ 0.000(2)	$ 0.000(2)	$ 0.000(2)	$ 0.000(2)	$ 0.000(2)	$ 0.000(2)
Net asset value - End of year	$ 3.310	$3.300	$3.300	$ 5.130	$ 5.120	$ 5.110	$ 5.230	$ 5.220	$ 5.220
Total Return(3)	(29.26)%	(29.93)%	(29.79)%	6.11%	5.30%	5.09%	11.04%	10.41%	10.41%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$161,603	$89,480	$89,841	$254,508	$221,436	$162,153	$199,812	$305,519	$172,200
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	1.11%	1.86%	1.86%	1.04%	1.78%	1.79%	0.97%	1.72%	1.72%
Net investment income	9.06%	8.23%	8.28%	7.98%	7.23%	7.22%	7.77%	7.05%	7.05%
Portfolio Turnover of the Portfolio	48%	48%	48%	81%	81%	81%	62%	62%	62%

(1)	Computed using average shares outstanding.
(2)	Amounts represent less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	For the period from the start of business, October 1, 2009, to October 31, 2009.
(7)	Not annualized.
(8)	Annualized.
(9)	For the Portfolio’s fiscal year ended October 31, 2009.

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Prospectus dated March 1, 2011

Financial Highlights (continued)

	Low Duration Fund

	Year Ended October 31,

	2010				2009

	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I(7)

Net asset value - Beginning of year	$ 9.160	$ 9.170	$ 9.170	$ 9.150	$ 8.720	$ 8.730	$ 8.730	$ 8.970
Income (Loss) From Operations
Net investment income(1)	$ 0.245	$ 0.177	$ 0.190	$ 0.267	$ 0.270	$ 0.219	$ 0.218	$ 0.134
Net realized and unrealized gain	0.102	0.102	0.103	0.103	0.549	0.530	0.546	0.242
Total income from operations	$ 0.347	$ 0.279	$ 0.293	$ 0.370	$ 0.819	$ 0.749	$ 0.764	$ 0.376
Less Distributions
From net investment income	$ (0.297)	$(0.229)	$ (0.243)	$ (0.320)	$ (0.339)	$(0.277)	$ (0.290)	$ (0.175)
Tax return of capital	—	—	—	—	(0.040)	(0.032)	(0.034)	(0.021)
Total distributions	$ (0.297)	$(0.229)	$ (0.243)	$ (0.320)	$ (0.379)	$(0.309)	$ (0.324)	$ (0.196)
Net asset value - End of year	$ 9.210	$ 9.220	$ 9.220	$ 9.200	$ 9.160	$ 9.170	$ 9.170	$ 9.150
Total Return(2)	3.86%	3.09%	3.23%	4.00%	9.57%	8.71%	8.89%	4.34%(8)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$345,385	$ 9,589	$165,285	$66,700	$254,074	$ 8,338	$100,970	$14,356
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)(5)	0.95%	1.70%	1.55%	0.70%	1.00%	1.75%	1.60%	0.75%(9)
Net investment income	2.67%	1.93%	2.07%	2.91%	2.99%	2.44%	2.42%	2.95%(9)
Portfolio Turnover of the Fund(6)	17%	17%	17%	17%	38%	38%	38%	38%(10)
Portfolio Turnover of Investment Portfolio	26%	26%	26%	26%	34%	34%	34%	34%(11)
Portfolio Turnover of Floating Rate Portfolio	39%	39%	39%	39%	35%	35%	35%	35%(11)
Portfolio Turnover of Government Obligations Portfolio	22%	22%	22%	22%	28%	28%	28%	28%(11)

(see footnotes on next page)

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Prospectus dated March 1, 2011

Financial Highlights (continued)

	Low Duration Fund

	Year Ended October 31,

	2008			2007			2006

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$8.990	$ 9.000	$ 9.000	$ 9.060	$ 9.060	$ 9.060	$ 9.220	$ 9.210	$ 9.220
Income (Loss) From Operations
Net investment income(1)	$0.344	$ 0.290	$ 0.299	$ 0.397	$ 0.330	$ 0.342	$ 0.333	$ 0.266	$ 0.277
Net realized and unrealized gain (loss)	(0.191)	(0.208)	(0.203)	0.028	0.036	0.038	0.002	0.010	0.003
Total income (loss) from operations	$0.153	$ 0.082	$ 0.096	$ 0.425	$ 0.366	$ 0.380	$ 0.335	$ 0.276	$ 0.280
Less Distributions
From net investment income	$ (0.423)	$(0.352)	$ (0.366)	$ (0.482)	$(0.413)	$ (0.427)	$ (0.495)	$(0.426)	$ (0.440)
Tax return of capital	—	—	—	(0.013)	(0.013)	(0.013)	—	—	—
Total distributions	$ (0.423)	$(0.352)	$ (0.366)	$ (0.495)	$(0.426)	$ (0.440)	$ (0.495)	$(0.426)	$ (0.440)
Net asset value - End of year	$8.720	$ 8.730	$ 8.730	$ 8.990	$ 9.000	$ 9.000	$ 9.060	$ 9.060	$ 9.060
Total Return(2)	1.65%	0.85%	1.02%	4.82%	4.14%	4.30%	3.74%	3.07%	3.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,284	$ 7,290	$34,447	$20,998	$ 3,367	$16,298	$21,157	$ 6,491	$14,937
Ratios (As a percentage of average daily net assets):
Expenses(3)(4)(5)	1.00%	1.75%	1.60%	1.17%	1.92%	1.78%	1.29%	2.04%	1.89%
Net investment income	3.83%	3.22%	3.32%	4.40%	3.66%	3.80%	3.65%	2.91%	3.04%
Portfolio Turnover of the Fund(6)	83%	83%	83%	81%	81%	81%	50%	50%	50%
Portfolio Turnover of Investment Portfolio	24%	24%	24%	35%	35%	35%	46%	46%	46%
Portfolio Turnover of Floating Rate Portfolio	7%	7%	7%	61%	61%	61%	50%	50%	50%
Portfolio Turnover of the Government Obligations Portfolio	19%	19%	19%	n/a	n/a	n/a	2%	2%	2%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	The investment adviser waived all or a portion of its investment adviser and administration fees and/or the administrator reimbursed expenses (equal to 0.05%. 0.30%, 0.39% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007 and 2006, respectively.)
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(7)	For the period from the start of business, May 4, 2009, to October 31, 2009.
(8)	Not annualized.
(9)	Annualized.
(10)	For the Fund’s year ended October 31, 2009.
(11)	For the Portfolio’s year ended October 31, 2009.

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Prospectus dated March 1, 2011

Appendix A

Credit Quality

Floating Rate Portfolio and High Income Opportunities Portfolio primarily invest in securities or Senior Loans that are rated lower than investment grade as described above. The following tables shows the general credit quality composition of each Portfolio’s investments as of October 31, 2010.

Portfolio	S&P(1)	Moody’s(1)	Fitch(1)	Value	%
Floating Rate Portfolio	BBB	Baa	BBB	$ 158,911.698	2.6%
	BB	Ba	BB	2,882,918,714	47.2%
	B	B	B	2,147,567,004	35.2%
	CCC	Caa	CCC	152,540,607	2.5%
	CC	Ca	CC	11,035,877	0.2%
	D		D	23,117,716	0.4%
	Unrated			732,746,059	12.0%
Total				$6,108,837,673	100.0%

Portfolio	S&P(1)	Moody’s(1)	Fitch(1)	Value	%
High Income Opportunities
Portfolio	BBB	Baa	BBB	N/A	N/A
	BB	Ba	BB	$ 9,137,140	21.7%
	B	B	B	$10,690,838	25.4%,
	CCC	Caa	CCC	$12,462,610	29.6%
	CC	Ca	CC	N/A	N/A
	C	C	C	N/A	N/A
	D		D	N/A	N/A
	Unrated			$ 9,808,840	23.3%
Total				$42,099,428	100.0%

(1)	The higher of S&P’s, Moody’s or Fitch’s ratings on a Portfolio’s investments has been used. S&P and Fitch rating categories may be modified further by a plus (+) or minus (–). Moody’s rating categories may be modified further by a 1, 2 or 3.

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Prospectus dated March 1, 2011

Appendix B

^

Further Information About The Portfolios

A Fund may invest in one of more of the Portfolios. As such, shareholders will be subject to the investment strategies of the Portfolios. The investment objective(s) and principal strategies of each Portfolio are described below. The Portfolios may employ other types of strategies and invest in other types of securities that are not described below. Over time a Fund will alter its allocation of assets among the Portfolios and may add or remove Portfolios that are considered for investment. It is not possible to predict the extent to which a Fund will be invested in a Portfolio at any one time. The degree to which a Fund may be subject to the risks of a particular Portfolio will depend on the extent to which the Fund has invested in the Portfolio.

^

Floating Rate Portfolio.  The Portfolio’s investment objective is to provide a high level of current income.  Under normal circumstances, the Portfolio invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities.  The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers ("Senior Loans").  Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as "junk").  The Portfolio may invest up to 25% of its total assets in foreign Senior Loans.  Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, or Canadian dollars.  The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed income debt obligations and money market instruments.  Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.  For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.52%.

Government Obligations Portfolio.  The Portfolio’s investment objective is to provide a high current return.  Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government, or its agencies or instrumentalities (the "80% Policy"). The Portfolio invests primarily in mortgage-backed securities (“MBS”) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or privately issued but collateralized by fixed or adjustable rate mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities.  When investing in MBS, the Portfolio currently focuses on so-called “seasoned MBS.”  The Portfolio also invests in U.S. Government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Portfolio may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”).  While such issuers may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Department of the Treasury.   The Portfolio’s shares are not guaranteed by the U.S. Government.  The Portfolio may engage in short sales of securities.  No more than 25% of its assets will be subject to short sales at any one time.  The Portfolio may take short or long positions with regard to certain Markit indices, which are synthetic total return swap indices.  For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.71%.

High Income Opportunities Portfolio.  The Portfolio’s primary investment objective is to provide a high level of current income.  The Portfolio seeks growth of capital as a secondary investment objective.  The Portfolio invests at least 80% of its net assets in fixed-income securities, including preferred stocks (many of which have fixed maturities), senior and subordinated floating rate loans and convertible securities. The Portfolio invests primarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”). The Portfolio invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly-leveraged transactions.  The Portfolio normally invests primarily in bonds rated in the lowest investment grade category or below by Moody’s or BBB and below by S&P and in comparable unrated bonds.  Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative.  The Portfolio may invest up to 15% of its total assets in convertible securities. The Portfolio may also purchase securities that make "in-kind" interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Portfolio may invest up to 25% of its total assets in foreign and emerging market securities, which are predominantly U.S. dollar denominated and up to 5% of its total assets in non-U.S. dollar denominated investments.  With respect to non-U.S. dollar denominated securities, the Portfolio may hedge currency fluctuations by entering into forward foreign currency exchange contracts.  Under normal circumstances, the Portfolio will generally hold well in excess of 100 securities, which may help reduce investment risk.  The Portfolio may invest up to 15% of its total assets in equity securities and up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies.  The Portfolio will utilize short sales and repurchase agreements.  It is anticipated that the Portfolio may have net economic leverage of up to 20% through the use of credit default swaps.  For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.58%.

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Prospectus dated March 1, 2011

Investment Portfolio.  The Portfolio’s investment objective is to seek total return. The Portfolio may invest in a broad range of fixed income securities. The Portfolio normally invests at least 90% of its net assets in investment grade securities being those rated BBB or Baa and higher). The Portfolio may engage in active management techniques, securities lending. Investment Portfolio may borrow from banks to increase investments (“leveraging”). Such borrowings will be unsecured. The Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds.  The Portfolio is authorized to participate in non-recourse lending programs. The Portfolio intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment.  The Portfolio may enter into forward commitments to purchase Generic MBS, with the total amount of such outstanding commitments not to exceed 10% of the Portfolio’s total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Portfolio may enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the portfolio’s MBS holdings. In addition, the Portfolio at times may enter into mortgage dollar rolls.  The Portfolio may engage in short sales of securities.  The Portfolio may also take short or long positions with rgeard to certain Markit indices which are synthetic total return swap indices.  The Portfolio may engage in securities lending for total return as well as for income, and may invest the collateral received from loans in securities in which it may invest.  For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.50%.

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Prospectus dated March 1, 2011

More Information

About the Funds: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about each Fund’s and Portfolio’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the marketconditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 1-800-262-1122 website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries: You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc. If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
P.O. Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8 a.m. - 6 p.m. ET

The Funds’ Investment Company Act No. is 811-04015	DGHLP

2568-3/11	© 2011 Eaton Vance Management